NYSE: COO Exhibit 99.1

1/6/2006 2
FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking
projections of Cooper’s results.  Actual
results could differ materially from these
projections.  Additional information
concerning factors that could cause material
differences can be found in Cooper’s periodic
filings with the Securities and Exchange
Commission.  They are available publicly and
on request from Cooper’s investor relations
department.

1/6/2006 3 THE COMPANY Medical devices Vision care Women’s healthcare Market leadership Favorable demographics Consistent long-term performance

1/6/2006 4 CONSISTENT PERFORMANCE (CAGR Ex NRI) 32% 20% Cash Flow Per Share 22% 62% 65% Fiscal 2005 21% 32% 32% 2000-2005 5 Year EPS - Continuing Operations Operating Income Revenue

1/6/2006 5
INVESTOR QUESTIONS
• What are your plans to “stop the bleeding” in
your  U.S. sphere business?
• Does silicone hydrogel pose a threat to your
toric business?
• Will you meet  scheduled new product
introduction dates and capacity ramp up?
• Will you deliver the synergies you promised?
• Is your  2006 revenue forecast realistic?
• Why are you investing in CooperSurgical?

Market Background

1/6/2006 7
MARKET SEGMENTS
none none Silicone
$   10 none Silicone
49% $ 100 $    30 Silicone
none none Silicone
28% $1,180 $   565 Silicone
29% $1,290 $   595 Silicone Material
6% $4,620 $3,940 Hydrogel Materials
17% $ 240 $  150 Multifocal
2% $320 $  300 Cosmetic
9% $5,910 $4,535 Total Market
Torics
Daily Disposable Spheres
Spheres
(worldwide, millions of $’s)
11% $  900 $  660
14% $1,850 $1,225
6% $2,600 $2,200
CGR 2008 2005

1/6/2006 8
GEOGRAPHIC MARKET SEGMENTS
9% $5,910 $4,535 Total Market
*Includes Mideast and Africa
Source: company reported data and independent market audit
Asia/Pacific
Europe*
Americas
(millions of $’s)
14% $2,100 $1,415
5% $1,450 $1,260
8% $2,360 $1,860
CGR 2008 2005

Stop the Bleeding…

1/6/2006 10 …in the U.S. Sphere Market Soft Spot: One product line; one market Response: • Proclear® • PC Hydrogels -- Biomedics® XC • Biofinity® SiH in U.S. 2H06 • Daily disposable capacity

Toric Threat?

1/6/2006 12
Toric Market Assumptions
• A more difficult fit than spheres
• Financial motivation lower
•
Trade-up potential within
brands
• Proclear® toric experience
• CVI 2006 revenue growth
worldwide = market growth ~
12%; US lower

New Product Schedule 2006-2007

1/6/2006 14
Expands parameters of Proclear
toric United States Proclear disposable toric XR
Premium single-use lens
enhances wearer comfort
United States Single-use sphere with
Proclear technology
First disposable product in its class United States Proclear disposable toric multifocal
Second generation monthly product United States Silicone Hydrogel sphere 2H06
First single-use toric in Japan
with wide range of parameters
Japan Single-use toric
Allows more patients to wear
the Proclear
toric lens
United States
then worldwide
Second base curve of Proclear
toric
Disposable 2 week product United States Biomedics Multifocal EP
(Emerging Presbyope)
Favorable clinical profile
vs. competitive silicone hydrogels
United States Biomedics XC: 2 week
disposable sphere with PC technology
Improved lens design and packaging Worldwide Biomedics mid-water aspheric single-use
1H06
Comments Market Product Description
Date

1/6/2006 15
Premium single-use lens
enhances wearer comfort
Japan Single-use sphere with
Proclear technology
2H08
Premium single-use lens
enhances wearer comfort
Europe Single-use sphere with
Proclear technology
1H07
Third generation silicone
hydrogel using PC technology
United States Silicone Hydrogel plus
PC sphere
First premium single-use multifocal United States Single-use multifocal with
Proclear technology
Third generation silicone
hydrogel using PC technology
United States
Europe
Silicone Hydrogel Toric
Comments Market Product Description Date

Capacity Ramp Up

1/6/2006 17 Capacity Increments • Single use +60% (FY06) • Total molding capacity +40% (FY06) • SH about 10M lenses FY06; increase 5X in ‘07

Synergies

1/6/2006 19 • $50 million by the end of 2007 • $25M so far -- $25M to go • Remaining savings from: – Distribution facility consolidation – Conversion to Gen II manufacturing

Is the 2006 Forecast Realistic?

1/6/2006 21 Assumptions • Forecast base* = $720M • New Products = $44M • Growth ex new products = 6% • Market growth = 8% * adjusted for $30M currency and $50M million “stub” period

1/6/2006 22
CVI 2006 REVENUE ESTIMATE
+12 - +14
flat
+29
+12
+62
+2
% chg
$ 720
$   15
$   31
$ 241
$   74
$     ---
$ 359
2005
Proforma
$        8 Silicone
$810-$820 Total CVI
$   40 Multifocal
$   15 Cosmetic
Torics
Single Use Spheres
Spheres (ex single use)
(worldwide, millions of $’s)
$ 270
$ 120
$ 365
2006

Why CooperSurgical?

1/6/2006 24
• Baby boomers drive the market
• Consolidate a fragmented market
In-office market
Surgical market
Fertility
• Disposable/reusable components
• Operating margins mid 20’s
• Low capital spend
COOPERSURGICAL STRATEGY

1/6/2006 25 CSI OBJECTIVES $100M CY2004 – $200M CY 2008 25% operating margin 2008 Expand in hospital segment 20% ROI M&A hurdle Accelerate organic growth Expand geographically

1/6/2006 26 COOPERSURGICAL • Continue to build value • Assess strategic alternatives as NOL’s expire

1/6/2006 27 NYSE:COO Financial Highlights

1/6/2006 28
CONSISTENT PERFORMANCE
(CAGR Ex NRI)
32% 21% Cash Flow Per Share*
22%
62%
65%
Fiscal
2005
26%
32%
32%
2000-2005
5-Year
* Excludes nonrecurring acquisition and restructuring costs
EPS - Continuing Operations*
Operating Income*
Revenue

1/6/2006 29
ASSUMPTIONS
15% 15% 12.5% ETR
49M 48.5M 46M Shares Outstanding
25.5% 24% 23.4% Operating Income
40% 41% 41% Operating Expense
65.5% 65% 64.4% Gross Profit
2007 2006 2005
(Effective 12-28-05)

1/6/2006 30
GUIDANCE
(Revenue $’s in Millions)
$1045-$1060 $933-$946
COO
• Excludes nonrecurring items and accounting change
(Effective 12-28-05)
$4.04-$4.14 $3.34-$3.44
EPS*
$135-$140 $123-$126
CSI
$910-$920 $810-$820
CVI
2007 2006

1/6/2006 31 Total Debt $710 Stockholders’ Equity $1272 Total Capitalization $1982 Total Debt /Capitalization 36% CAPITAL STRUCTURE 10-31-05 ($’s in Millions)

1/6/2006 32
COO CONSOLIDATED REVENUE
$176
$244
$330
$389
$698
$59
$71
$82
$101
$109
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2001 2002 2003 2004 2005
($ in millions)
$235
$315
CVI CSI
$412
$490
807

1/6/2006 33
CONSOLIDATED OPERATING INCOME
$54.8
$67.0
$95.2
$116.80
$189.3
$0
$50
$100
$150
$200
2001 2002 2003 2004 2005
0%
5%
10%
15%
20%
25%
($ in millions)
Operating Income Operating Margin
(Ex NRI)

1/6/2006 34 CVI CONSOLIDATED OPERATING INCOME $51.4 $60.4 $88.80 $186.1 $106.6 $0 $50 $100 $150 $200 2001 2002 2003 2004 2005 0% 10% 20% 30% ($ in millions) Operating Income Operating Margin (Ex NRI)

1/6/2006 35
CSI CONSOLIDATED OPERATING INCOME
$10.1
$14.1
$18.2
$20.9
$20.0
$0
$5
$10
$15
$20
$25
2001 2002 2003 2004 2005
0%
5%
10%
15%
20%
25%
($ in millions)
Operating Income Operating Margin
(Ex NRI)

1/6/2006 36
EPS FROM CONTINUING OPERATIONS
$2.59
$2.09
$1.57
$3.28
$1.22
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2001 2002 2003 2004 2005
Pre stock option expensing and revised OCLR amortization of intangibles
(Ex NRI)

1/6/2006 37 CASH FLOW PER SHARE $2.45 $3.10 $3.50 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2001 2002 2003 2004 2005 Pretax income from continuing operations plus depreciation and amortization $4.62 $2.07

1/6/2006 38 LIQUIDITY Cash Flow from Operations NOL’s Free Cash Flow

1/6/2006 39 TAXES Net Operating Loss Carryforwards $146 million Global Tax Arrangement Effective Tax Rates

1/6/2006 40 CASH FLOW FROM OPERATING ACTIVITIES $26 $56 $80 $101 $186 $0 $50 $100 $150 $200 2001 2002 2003 2004 2005 ($ in millions)

1/6/2006 41
CAPITAL STRUCTURE
October 31,
2003 2004 2005
Total Debt $186 $166 $710
Stockholders’ Equity $422 $544 $1272
Total Capitalization $608 $710 $1982
Total Debt/Capitalization 31% 23% 36%
($ in millions)

1/6/2006 42 DEBT % OF TOTAL CAPITALIZATION 21% 34% 31% 23% 36% 0% 10% 20% 30% 40% 2001 2002 2003 2004 2005 ($ in millions)

NYSE: COO